Exhibit 10.31





                               SIXTH AMENDMENT TO


                COMMERCIAL REVOLVING LOAN AND SECURITY AGREEMENT

                    AND COMMERCIAL REVOLVING PROMISSORY NOTE

                                     BETWEEN

                               HUDSON UNITED BANK

                                       AND

                     AEROSPACE PRODUCTS INTERNATIONAL, INC.

                            Dated as of July 31, 2004


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     This Sixth Amendment to Commercial Revolving Loan And Security Agreement
And Commercial Revolving Promissory Note ("Agreement") dated as of July 31, 2004 between AEROSPACE PRODUCTS INTERNATIONAL, INC., a Delaware corporation with an office at 3778 Distriplex Drive North, Memphis, Tennessee ("Borrower") and HUDSON UNITED BANK, a state banking corporation with an office located at 87 Post Road East, Westport, Connecticut 06880 (the "Bank").

                                    Recitals
                                    --------

     A. The Borrower and Bank entered into a Commercial Revolving Loan And Security Agreement and a Commercial Revolving Promissory Note each dated as of March 30, 2000, as amended by First Amendment to Commercial Revolving Loan And Security Agreement And Commercial Revolving Promissory Note dated August 30, 2000, and as further amended by Second Amendment to Commercial Revolving Loan And Security And Commercial Revolving Promissory Note dated as of April 27, 2001, and as further amended by Third Amendment to Commercial Revolving Loan And Security And Commercial Revolving Promissory Note dated as of June 28, 2001, and as further amended by Fourth Amendment to Commercial Revolving Loan And Security Agreement And Commercial Revolving Promissory Note dated as of July 31, 2002, and as further amended by Fifth Amendment to Commercial Revolving Loan And Security Agreement And Commercial Revolving Promissory Note dated as of July 31, 2003 (said Commercial Revolving Loan And Security Agreement and Commercial Revolving Promissory Note as amended, collectively, the "Loan Agreement") which Loan Agreement provides, inter alia, for Revolving Loans from the Bank to the Borrower at any time until the Commitment Termination Date, in the principal amount which would not exceed in the aggregate at any one time the Borrowing Base.

     B. The Revolving Loans are evidenced by the Commercial Revolving Promissory Note dated as of March 30, 2000, as amended (the "Note").

     C. The Borrower has requested that the Bank extend the Maturity Date of the Loan Agreement and the Note.

     D. The Bank agrees, subject to the terms and conditions contained in this Agreement, to the Borrower's request.

                                    Agreement
                                    ---------

     In consideration of the Recitals, which are incorporated by reference and the mutual covenants contained in this Agreement, the Borrower and the Bank, for good and valid consideration, the receipt and sufficiency of which is hereby acknowledged, intending to be bound legally, agree as follows:


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     1. Definitions. Except as modified herein, all capitalized terms herein, or in any certificate, document or report delivered pursuant to this Agreement, shall have the meaning set forth in the Loan Agreement.

     2. The definition of "Maturity Date(s)" set forth in Schedule 1.01 of the Loan Agreement is hereby amended as follows:

     "Maturity Date(s) shall mean July 1, 2006."

     3. Section 7.02 of the Loan Agreement is hereby amended and restated as follows:

          "7.02. Capital Expenditures . For the fiscal years ending January 31,
           2005 and January 31, 2006 make any capital expenditures or fixed asset acquisitions in an aggregate amount exceeding $4,000,000.00 per fiscal year.

     4. Section 6 of the Note is hereby amended and restated as follows:

          "6. All outstanding principal hereunder, together with all accrued and unpaid interest, late charges, cost and expenses shall be due and payable in full on July 1, 2006 (the "Maturity Date")."

     5. Section 6.05 of the Loan Agreement is hereby amended and restated as follows:

           "6.05.   Financial Statements; Reports.  Furnish to the Bank:

     (a) Within twenty-five (25) days after the close of each calendar month, monthly financial statements prepared by the Chief Financial Officer of the Borrower, which statements shall include, without limitation, the amount of all Indebtedness (including principal and interest) of the Borrower to the Guarantor which Indebtedness constitutes "Junior Debt" as defined in the Subordination Agreement between Borrower, Guarantor and Bank dated as of March 30, 2000;

     (b) Annual budget to be submitted within thirty (30) days following Borrower's fiscal year end;

     (c) A Borrowing Base Certificate duly executed by the Chief Financial Officer of the Borrower to be submitted at the time of each request for an advance of a Revolving Loan;

     (d) No later than fifteen (15) Business Days after the end of each calendar month an accounts receivable aging and report with respect to the amount and value of the Borrower's Inventory and Eligible Inventory, all in form and substance acceptable to Bank;

     (e) A Covenant Compliance Certificate in the form of Exhibit C, duly executed by the Chief Financial Officer of the Borrower to be submitted within thirty (30) days following the end of each quarter and within forty-five (45) days following Borrower's fiscal year end;


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     (f) Within ten (10) days of issuance, proxy statements, management letters, reports, press releases or such other information regarding the operations, business affairs and financial condition of the Borrower, the Guarantors or any Subsidiary of the Borrower, or compliance with the terms of any Loan Documents, as the Bank may reasonably request.

     6. The following interest coverage ratio requirements are added to Section
7.04 of the Loan Agreement as follows:

        "For the second quarter ending July 31, 2005                  1.50:1
        For the third quarter ending October 31, 2005                 1.50:1
        For the fourth quarter ending January 31, 2006                1.75:1
        For the year ending January 31, 2006                          1.60:1
        For the first quarter ending April 30, 2006                   1:50:1
        For the second quarter ending July 31, 2006                   1:50:1"

     7. Section 8.01 of the Loan Agreement is hereby amended and restated as follows:

     "8.01 Grant of Collateral. To secure the prompt payment and performance of the Obligations, the Borrower pledges, assigns, transfers and grants to the Bank a continuing first priority security interest in the following property of the Borrower (collectively, the "Collateral"):

     (a) All accounts (the "Accounts"), as that term is defined in the Uniform Commercial Code as in effect from time to time in the States of Tennessee and Delaware (the "UCC"), including, without limitation, all accounts receivable, book debts and other forms of obligations, other than forms of obligations evidenced by Chattel Paper or Instruments, as those terms are defined below, now owned or hereafter received or acquired by or belonging or owing to the Borrower, including, without limitation, under any trade name, style or division thereof, whether arising out of goods sold or services rendered by the Borrower or from any other transaction, whether or not the same involves the sale of goods or services by the Borrower, including, without limitation, any such obligation which may be characterized as an account or contract right under the UCC, and all of the Borrower's rights in, to and under all purchase orders or receipts now owned or hereafter acquired by it for goods or services, and all of the Borrower's rights to any goods represented by any of the foregoing, including, without limitation, unpaid seller's rights of rescission, replevin, reclamation or repossessed goods, and all monies due or to become due to the Borrower under all purchase orders and contracts for the sale of goods or the performance of services or both by the Borrower, whether or not yet earned by performance on the part of the Borrower or in connection with any other transaction, now in existence or hereafter occurring, including, without limitation, the right to receive the proceeds of such purchase orders and contracts, and all collateral security and guaranties of any kind given by any person with respect to any of the foregoing;

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     (b) All chattel paper (the "Chattel Paper"), as that term is defined in the
UCC, now owned or hereafter acquired by the Borrower;

     (c) All contracts, undertakings, franchise agreements or other agreements (collectively, the "Contracts"), other than rights evidenced by Chattel Paper, Documents or Instruments, as those terms are defined below, in or under which the Borrower may now or hereafter have any right, title or interest, including, without limitation, with respect to an Account, any agreement relating to the terms of payment or the terms of performance thereof;

     (d) All documents (the "Documents"), as that term is defined in the UCC, now owned or hereafter acquired by the Borrower;

     (e) All equipment (the "Equipment"), as that term is defined in the UCC, now or hereafter owned or acquired by the Borrower and, in any event, shall include, without limitation, all machinery, tools, dyes, equipment, furnishings, vehicles and computers and other electronic data processing and other office equipment, any and all additions, substitutions and replacements of any of the foregoing, wherever located, together with all attachments, components, parts, equipment and accessories installed thereon or affixed thereto;

     (f) All general intangibles (the "General Intangibles"), as that term is defined in the UCC, now owned or hereafter acquired by the Borrower and, in any event, shall include, without limitation, all right, title and interest which the Borrower may now or hereafter have in or under any Contract, all customer lists, trademarks, rights in intellectual property, interests in partnerships, joint ventures and other business associations, licenses, permits, copyrights, trade secrets, proprietary or confidential information, inventions, whether or not patented or patentable, technical information, procedures, designs, knowledge, know-how, software, data bass, data, skill, expertise, recipes, experience, processes, models, drawings, blueprints, catalogs, materials and records, goodwill including, without limitation, the goodwill associated with any trademark, trademark registration or trademark licensed under any trademark license, claims in or under insurance policies, including unearned premiums, uncertificated securities, deposit accounts, rights to receive tax refunds and other payments and rights of indemnification;

     (g) All instruments (the "Instruments"), as that term is defined in the UCC, now owned or hereafter acquired by the Borrower, including, without limitation, all Note and other evidences of indebtedness, other than instruments that constitute, or are a part of a group or writings that constitute, Chattel Paper;

     (h) All inventory (the "Inventory"), as that term is defined in of the UCC, wherever located, now or hereafter owned or acquired by the Borrower and, in any event, shall include all inventory, merchandise, goods and other personal property which are held by or on behalf of the Borrower for sale or lease or are furnished or are to be furnished under a contract of service or which constitute raw materials, work in process or materials used or consumed or to be used or consumed in the Borrower's business, or the processing, packaging, promotion, delivery or shipping of the same, and all finished goods, whether or not such inventory is listed on any schedules, assignments or reports furnished to the Bank from time to time and whether or not the same is in transit or in the constructive, actual or exclusive occupancy or possession of the Borrower or is held by the Borrower or by others for the Borrower's account, including, without limitation, all goods covered by purchase orders and contracts with suppliers and all goods billed and held by suppliers and all inventory which may be located on premises of the Borrower or of any carriers, forwarding agents, truckers, warehousemen, vendors, selling agents or other persons; and


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     (i) All proceeds (the "Proceeds"), as that term is defined in the UCC, and in any event including, without limitation, (i) any and all Accounts, Chattel Paper, Instruments, cash and other proceeds payable to the Borrower from time to time in respect of any of the foregoing collateral security, (ii) any and all proceeds of any insurance, indemnity, warranty or guaranty payable to the Borrower from time to time with respect to any of the collateral security, (iii) any and all payments (in any form whatsoever) made or due and payable to the Borrower from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the collateral security by any governmental body, authority, bureau or agency (or any person acting under color of governmental authority) and (iv) any and all other amounts from time to time paid or payable under or in connection with any of the collateral security."

     8. Documents. Concurrently with the Borrower's execution and delivery of this Amendment, the Guarantor shall deliver to the Lender the executed Fifth Modification and Reaffirmation of Guaranty dated as of the date hereof and such other documents and assurances as the Bank and its counsel may reasonably request from the Borrower, the Guarantor or its counsel.

     9. Costs, Expenses and Taxes. The Borrower agrees to pay on demand all costs and expenses in connection with the preparation, execution, delivery, filing, recording, and administration of this Agreement, and the other documents to be delivered pursuant to this Agreement, including, without limitation, legal fees, the cost of any appraisals of the Collateral and all costs and expenses, if any, in connection with the enforcement of this Agreement and the other documents to be delivered under this Agreement. Notwithstanding the foregoing, all such costs, expenses and fees shall be reasonable.

     10. Binding Effect; Governing Law and Jurisdiction. This Agreement shall become effective when it shall have been executed by the Borrower and the Bank and shall be binding upon and inure to the benefit of the Borrower, the Bank and their respective successors and assigns, except that the Borrower shall not have the right to assign its rights hereunder or any interest herein without the prior written consent of the Bank. This Agreement is, and shall be deemed to be, a contract entered into under and pursuant to the laws of the State of Connecticut and shall be in all respects governed, construed, applied and enforced in accordance with the laws of said State; and no defense given or allowed by the laws of any other State or Country shall be interposed in any action or proceeding hereon unless such defense is also given or allowed by the laws of the State of Connecticut. The undersigned irrevocably appoints Aaron Hollander and each and every officer of the undersigned as its attorneys upon whom may be served any notice, process or pleading in any action or proceeding against it arising out of or in connection with this Agreement or any other Loan Document. The undersigned hereby consents that any action or proceeding against it may be commenced and maintained in any court within the State of Connecticut or in the United States District Court for the District of Connecticut or, at the option of Bank, any court in which Bank shall initiate legal or equitable proceedings and which has subject matter jurisdiction over the matter in controversy, and that such action or proceeding may be commenced by service of process on any such officer. The undersigned agrees that the courts of the State of Connecticut and the United States District Court for the District of Connecticut shall have jurisdiction with respect to the subject matter hereof and the person of the undersigned. The undersigned agrees not to assert any defense to any proceeding initiated by Bank based upon improper venue or inconvenient forum.


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     11. Execution in Counterparts. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

     12. Headings. Section headings used herein are for convenience of reference only and are not to affect the construction of, or be taken into consideration in, interpreting this Agreement.

     13. Entire Agreement. This Agreement, the Note and the other Loan Documents together with all exhibits and schedules attached hereto and thereto embody the entire agreement and understanding between the Borrower and the Bank and supersede all prior agreements and understandings relating to the subject matter hereof unless otherwise specifically reaffirmed or restated herein.

     14. Reaffirmation. All other terms and conditions of the Loan Agreement and Loan Documents executed in connection with the Loan Agreement unless otherwise modified herein are hereby ratified and confirmed in all respects.

     15. THE BORROWER ACKNOWLEDGES THAT THE LOANS EVIDENCED HEREBY ARE A COMMERCIAL TRANSACTION AND WAIVES ITS RIGHT TO NOTICE AND HEARING UNDER CHAPTER 903a OF THE CONNECTICUT GENERAL STATUTES, OR AS OTHERWISE ALLOWED BY ANY STATE OR FEDERAL LAW WITH RESPECT TO ANY PREJUDGMENT REMEDY WHICH THE BANK MAY DESIRE TO USE, AND FURTHER WAIVES DILIGENCE, DEMAND, PRESENTMENT FOR PAYMENT, NOTICE OF NONPAYMENT, PROTEST AND NOTICE OF ANY RENEWALS OR EXTENSIONS. THE BORROWER ALSO ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

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     16. THE BORROWER WAIVES TRIAL BY JURY IN ANY COURT IN ANY SUIT, ACTION OR
PROCEEDING ON ANY MATTER ARISING IN CONNECTION WITH OR IN ANY WAY RELATED TO THE FINANCING TRANSACTIONS OF WHICH THIS AGREEMENT IS A PART OR THE ENFORCEMENT OF ANY OF THE BANK'S RIGHTS. THE BORROWER ACKNOWLEDGES THAT IT MAKES THIS WAIVER KNOWINGLY, WILLINGLY AND VOLUNTARILY AND WITHOUT DURESS, AND ONLY AFTER EXTENSIVE CONSIDERATION OF THE RAMIFICATIONS OF THIS WAIVER WITH ITS ATTORNEYS.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first written above.

                                                     AEROSPACE PRODUCTS
                                                     INTERNATIONAL, INC.


                                                     By /s/ Robert G. Costantini
                                                        ------------------------
                                                         Robert G. Costantini
                                                         Its Secretary


                                                     HUDSON UNITED BANK


                                                     By /s/ Christopher L. Rallo
                                                        ------------------------
                                                         Christopher L. Rallo
                                                         Its Vice-President

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